UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2008

ChinaCast Education Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-50550	20-0178991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15/F Reignwood Center,
No. 8 Yong An-Dongli,
Jianguomenwai Avenue
Beijing 100022, PRC
(Address of principal executive offices)

Registrant's telephone number, including area code: (86 10 ) 6566 7788

___________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       [ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
       [ ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
       [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
       [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements about the Registrant's expectations, beliefs, intentions or strategies for the future, which are indicated by words or phrases such as "anticipate," "expect," "intend," "plan," "will," "the Registrant believes," "management believes" and similar words or phrases. The forward-looking statements are based on the Registrant's current expectations and are subject to certain risks, uncertainties and assumptions. The Registrant's actual results could differ materially from results anticipated in these forward-looking statements. All forward-looking statements included in this document are based on information available to the Registrant on the date hereof, and the Registrant assumes no obligation to update any such forward-looking statements.

Explanatory Note

This Amendment No. 2 to this Current Report on From 8-K/A is being filed to amend Item 9.01 of the Current Report on Form 8-K/A originally filed with the Securities and Exchange Commission on March 31, 2008, as amended on April 1, 2008, as there were a few errors to the presentation filed as Exhibit 99.2. In particular, on slide 8 of the presentation, the term ‘pre-tax income’ should be replaced with “Income before provision for income taxes, earnings in equity investments and minority interest.”  The following line titled, 'Pre-tax margin', has been corrected to read: 'Margin'.  On slide 10, the pie chart on the left in the section representing equipment revenue, the figure of RMB48.6 M should be replaced with RMB48.5 M.  On slide 14, the term ‘pre-tax income’ should be replaced with “Income before provision for income taxes, earnings in equity investments and minority interest.”  Also on that same line of slide 14, the third column showing US$ figures for the 4th quarter should be 3.6 rather than 3.7. The following line titled, ‘pre-tax margin’ has been corrected to read: ‘margin’.  The 10th line on slide 14 that reads, ‘net margin’ should, from left to right across the 4 columns read:  11%, 8%, -- and -3pts.  The line identified as ‘Income per Share (Basic)* should read from left to right: (0.41); 0.54; $0.07 and --.  The final line on slide 14, identified as Income per share (diluted)*, should read from left to right as follows:  (0.36); 0.54 $0.07 and --.   The footnote on slide 14 containing Weighted Average Shares Used in Computation is completely replaced to read as follows:

*Weighted Average Shares Used in Computation;
1. Basic:  2006 – 17,515,620; 2007 – 27,292,641
2.  Diluted:  2006 – 20,235,390;  2007:  29,463,525

Item 2.02. Results of Operations and Financial Condition.

At 10:00 a.m., New York City time, on March 31, 2008, we hosted an investor conference call, broadcast live on the Internet at our website, to discuss our results of operations for the fourth quarter and year ended December 31, 2007. A transcript of the conference call is attached hereto as Exhibit 99.1 and a copy of the presentation is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

The description of our investor conference call in Item 2.02 above is incorporated herein by reference.

The information contained herein and in the accompanying exhibit is being furnished pursuant to "Item 7.01. Regulation FD." The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1    Transcript of Conference Call
99.2    Corrected Presentation of ChinaCast Education Corporation dated April 11, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ChinaCast Education Corporation (Registrant)
April 11, 2008	/s/ ANTONIO SENA
(Date)	Antonio Sena Chief Financial Officer